MML SERIES INVESTMENT FUND
Supplement dated December 3, 2001 to the
Prospectus dated May 1, 2001

        Effective December 3, 2001, Wellington Management Company, LLP replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two Sub-Advisers.

        The third paragraph under Principal Investment Strategies and Risks for the MML Small Cap Growth Equity Fund in the section titled About the Funds is replaced in its entirety by the following:

The investment approach employed by Wellington Management Company, LLP (“Wellington Management”) emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies.

Companies whose stocks are purchased for the Fund generally share several common characteristics:

•	financial strength;

•	top market share and significant insider ownership;

•	a high level of focus on core businesses and the ability to be flexible and quick to market with products and services;

•	favorable industry dynamics; and

•	significant potential appreciation over a three year time horizon.

Companies are generally sold from the Fund when:

•	target prices are reached, and detailed evaluation suggests that future upside potential is limited;

•	company fundamentals are no longer attractive; and

•	superior purchase candidates are identified, or market capitalization ceilings are exceeded.
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        The following information replaces similar information found in the section titled About the Funds for the MML Small Cap Growth Equity Fund:

Wellington Management and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for its similar accounts. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	Highest Quarter		Lowest Quarter
Wellington Management Composite	35.15%	Q4 1999	-17.88%	Q3 1998
Waddell & Reed Composite	44.08%	Q4 1999	-10.52%	Q3 1998

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares each Sub-Adviser’s investment results for its similar accounts to an index measuring the broad market over different time periods. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Wellington Management Composite*	17.85%	20.75%	N/A
Waddell & Reed Composite*	-7.75%	31.85%	29.40%
Russell 2000 Index ∧	-3.02%	10.31%	15.53%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s Similar Account performance has been adjusted to reflect the fees and expenses of the Fund. Each Sub-Adviser’s composite includes the return for the portion of the Fund’s portfolio which it manages. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MML Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

        The description of Massachusetts Financial Services Company under the section titled About the Investment Adviser and Sub-Advisers is replaced in its entirety by the following:

Massachusetts Financial Services Company (“MFS”) manages the investments of the MML Growth Equity Fund. MFS had approximately $141 billion in assets under management as of December 31, 2000. MFS is an indirect, wholly-owned subsidiary of SunLife Assurance Company of Canada.

Stephen Pesek

is the portfolio manager of the MML Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with investment objectives similar to that of the Fund.

        The following information supplements the information found under the section titled About the Investment Adviser and Sub-Advisers:

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the MML Small Cap Growth Equity Fund. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $280 billion as of September 30, 2001.

Kenneth L. Abrams

is the portfolio manager of the portfolio of the MML Small Cap Growth Equity Fund. Mr. Abrams is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over 15 years.

        The following information replaces similar information found under the section titled About the Investment Adviser and Sub-Advisers:

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser. MassMutual will not rely on this authority for any particular Fund until that Fund’s shareholders have approved this arrangement.

        The following information replaces similar information found in the section titled Investment Performance:

Wellington Management and Waddell & Reed.    Wellington Management and Waddell & Reed each manage a portion of the MML Small Cap Growth Equity Fund. The Wellington Management performance information shown is based on the historical performance of all discretionary investment management accounts under the management of Wellington Management with substantially similar investment objectives, policies and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC and some are private accounts.

MML SERIES INVESTMENT FUND
Supplement dated December 3, 2001 to the
Statement of Additional Information dated May 1, 2001

        Effective December 3, 2001, Wellington Management Company, LLP (“Wellington Management”) replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two Sub-Advisers.

        The following information replaces similar information found beginning on page B-36 under the section titled Investment Management and Other Services:

Wellington Management Company, LLP and Waddell & Reed Investment Management Company

        MassMutual has also entered into an interim investment sub-advisory agreement with Wellington Management and has entered into an investment sub-advisory agreement with Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Waddell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. Wellington Management manages approximately $280 billion in assets. Waddell & Reed has approximately $36 billion in assets under management.

        Wellington Management and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages a portion of the net assets of the Fund’s portfolio. MassMutual pays Wellington Management a quarterly fee equal to an annual rate of .60% on the first $200 million of aggregate net assets under management (as defined above), .55% on the next $300 million, and .50% on assets over $500 million. MassMutual pays Waddell & Reed a quarterly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management (as defined above), and .70% on assets over $100 million. Wellington Management and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

        MassMutual’s interim investment sub-advisory agreement with Wellington Management will expire on the earlier of (i) 150 days from December 3, 2001 or (ii) the date on which a new investment sub-advisory agreement is approved by a “majority” of the Fund’s outstanding voting securities. MassMutual’s interim investment sub-advisory agreement with Wellington Management and its investment sub-advisory agreement with Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon 10 days’ written notice to Wellington Management or 90 days’ written notice to Waddell & Reed or by liquidation of MML Small Cap Growth Equity.

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